SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              October 7, 2002


                                 OSTEOTECH, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                      0-19278                 13-3357370
       (State or other                (Commission                  (IRS
jurisdictionof incorporation)         file Number)           Identification No.)


  51 James Way, Eatontown, New Jersey                               07724
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code        (732) 542-2800


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                              Item 5. Other Events

Osteotech, Inc. (the "Company") announced today that the Food and Drug Administration ("FDA") completed its inspection on October 4, 2002 relating to the Company's voluntary and temporary suspension of certain of its tissue processing operations and retrieval of certain Base Tissue Segment donor tissue. The Company remains on schedule to resume its tissue processing operations in both of its facilities as previously reported.

At the conclusion of the inspection, the FDA made two observations in a Form 483, which is a document issued during the exit meeting with the Company that specifies objectionable conditions and practices noted by the FDA investigator. The first observation, which contained several sub-parts, related to the preparation, validation and following of written procedures to prevent contamination of tissue during processing. The second observation focused on the specificity of record keeping.

The Company will be putting in place the necessary corrective action programs to address the observations made by the FDA. As stated in the Company's conference call on October 1, 2002 and again in our press release on October 3, 2002, there is no requirement to obtain a license or approval from the FDA before operations at the Shrewsbury or Eatontown facilities can restart. However, some changes to our procedures or systems will be made before operations commence in these facilities. The Company believes that the observations made in the FDA's Form 483, and the corrective actions to be undertaken by the Company, will not prevent the Company from restarting operations at both of the facilities within the timeframes already reported.

Any statements made about the Company's ability to restart tissue processing operations, ability to process tissue that meets all quality assurance and regulatory requirement and anticipated financial results are forward-looking statements subject to risks and uncertainties such as the risk that Osteotech's personnel may not be able to correct the problems causing the higher than average sterility failures within the time frame anticipated or successfully rework all of the quarantined and retrieved tissue and those risks described in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 and the Form 10-Q for each of the first two quarters of 2002. Actual results may differ materially from anticipated results.

SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 7, 2002

                                             OSTEOTECH, INC.
                                             ---------------
                                               (Registrant)


                                          By:/s/ Michael J. Jeffries
                                             -----------------------------------
                                             Michael J. Jeffries
                                             Executive Vice President,
                                             Chief Financial Officer
                                             (Principal Financial Officer
                                             and Principal Accounting Officer)